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                            EXHIBIT 99.6 - STATEMENT OF SOURCES AND USES OF CASH

CASE NAME:   AEROVOX, INC.
CASE NUMBER: 01-14680 JNF                                             FORM OPR-6

                     STATEMENT OF SOURCES AND USES OF CASH
                        FOR MONTH ENDED: JUNE 30, 2001
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
                                            7-30 JUNE 01    28-JUL-01     25-AUG-01     29-SEP-01      27-OCT-01
                                            ------------    ---------     ---------     ---------      ---------
SOURCES OF CASH
 Income (Loss) From Operations (EBITDA)        $150,219            $0            $0            $0             $0
                                           ------------- -------------  ------------  ------------  -------------
   Depreciation and Amortization                307,781             0             0             0              0
                                           ------------- -------------  ------------  ------------  -------------
   Other non-cash                                     0             0             0             0              0
                                           ------------- -------------  ------------  ------------  -------------
   A/R Allowance                                      0             0             0             0              0
                                           ------------- -------------  ------------  ------------  -------------
OPERATIONS
 Add: Decrease in Assets
                                           ------------- -------------  ------------  ------------  -------------
   Accounts Receivable                                0
                                           ------------- -------------  ------------  ------------  -------------
   Inventory, at cost                         1,279,965
                                           ------------- -------------  ------------  ------------  -------------
   Prepaid Expenses and current assets                0
                                           ------------- -------------  ------------  ------------  -------------
   Property, Plant and Equipment                 33,754
                                           ------------- -------------  ------------  ------------  -------------
   Other (including Intercompany Activity)       30,319
                                           ------------- -------------  ------------  ------------  -------------
 Increases in Liabilities:
   Pre Petition Liabilities                           0
                                           ------------- -------------  ------------  ------------  -------------
   Post Petition Liabilities                  1,237,839
                                           ------------- -------------  ------------  ------------  -------------
   Other Liabilities per Book                         0
                                           ------------- -------------  ------------  ------------  -------------
 TOTAL SOURCES OF CASH (A)                    3,039,877
                                           ------------- -------------  ------------  ------------  -------------
USES OF CASH
 Less: Increase in Assets:
   Accounts Receivable                         (239,469)
                                           ------------- -------------  ------------  ------------  -------------
   Inventory, at cost                                 0
                                           ------------- -------------  ------------  ------------  -------------
   Prepaids and Other assets                   (366,548)
                                           ------------- -------------  ------------  ------------  -------------
   Property, Plant, and Equipment                     0
                                           ------------- -------------  ------------  ------------  -------------
   Other (including Intercompany Activity)     (256,195)
                                           ------------- -------------  ------------  ------------  -------------
 Decreases in  Liabilities:
   Pre Petition Liabilities                    (465,794)
                                           ------------- -------------  ------------  ------------  -------------
   Post Petition Liabilities                          0
                                           ------------- -------------  ------------  ------------  -------------
   Other Liabilities per Book                   (23,928)
                                           ------------- -------------  ------------  ------------  -------------
 TOTAL USES OF CASH (B)                      (1,351,935)            0             0             0              0
                                           ------------- -------------  ------------  ------------  -------------
NET SOURCE (USE) OF CASH (A-B=NET)           $1,687,942            $0            $0            $0             $0
                                           ------------- -------------  ------------  ------------  -------------
CASH-BEGINNING BALANCE (SEE OPR-1)             $432,066            $0            $0            $0             $0
                                           ------------- -------------  ------------  ------------  -------------
CASH-ENDING BALANCE (SEE OPR-1)              $2,120,007
                                           ============= =============  ============  ============  =============
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